10f-3 Transactions Summary*

* Evergreen Compliance Department has on file a checklist signed by the portfolio manager and a compliance manager stating that the transaction fully complies with the conditions of Rule 10f-3 of the Investment Company Act of 1940.

Fund

Strategic Income Fund

Security

Coventry Health Care

Advisor

EIMCO

Transaction
 Date

                                    1/24/2005

Cost

          $250,000
Offering Purchase

                                     0.100%

Broker

Lehman Brothers Inc.
Underwriting
Syndicate
Members

Fund

Strategic Income Fund

Security

Select Medical Corporation

Advisor

EIMCO

Transaction
 Date

                                     2/4/05

Cost

          $950,000
Offering Purchase

                                     0.143%

Broker

Merrill Lynch, Pierce, Fenner & Smith Inc.
Underwriting
Syndicate
Members

PNC Capital Markets, Inc.

Fund

High Yield Bond Fund

Security

Station Casinos, Inc.
Advisor

EIMCO

Transaction
 Date

                                    6/1/2005

Cost
----
        $4,447,875
Offering Purchase

                                     2.175%

Broker

Banc of America Securities LLC
Underwriting
Syndicate
Members

J.P. Morgan Securities Inc.

Fund

High Yield Bond Fund

Security

Celestica, Inc.
Advisor

EIMCO

Transaction
 Date

                                    6/16/2005

Cost
----
        $3,625,000
Offering Purchase

                                     1.450%

Broker

Banc of America Securities LLC
Underwriting
------------
Syndicate
---------
Members
-------
CIBC World Markets Corp.

Fund

High Yield Bond Fund

Security

Avis Budget Car Rental, LLC.
Advisor

EIMCO

Transaction
 Date

                                    4/12/2006

Cost
----
        $9,500,000
Offering Purchase

      2.53%
Broker
------
JP Morgan
Underwriting
------------
Syndicate
---------
Members
-------
JP Morgan

Fund

Diversified Bond Fund

Security

Kinder Morgan Finance

Advisor

EIMCO

Transaction
 Date

                                    12/7/2005

Cost
----
        $2,497,575
Offering Purchase

      0.90%
Broker
------
Merrill Lynch
Underwriting
------------
Syndicate
---------
Members
-------
Merrill Lynch
Wachovia Bank, National Association

Fund

Diversified Bond Fund

Security

Comcast Corp

Advisor

EIMCO

Transaction
 Date

                                    3/1/2006

Cost

    $2,250,000,000
Offering Purchase

                                      0.08%

Broker

Goldman, Sachs & Co.
Underwriting
Syndicate
Members

Deutsche Bank Securities Inc.
Goldman, Sachs & Co.
Merrill Lynch & Co.
ABN AMRO Inc.
Wachovia Securities, Inc.